METROCORP BANCSHARES, INC.

# Sandler O'Neill West Coast Financial Services Conference

March 5-7th, 2012

**George M. Lee**
President, CEO & Executive Vice Chairman

# *Forward Looking Statements*

The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe MetroCorp's future plans, projections, strategies and expectations, are based on assumptions, and involve a number of risks and uncertainties, many of which are beyond MetroCorp's control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in MetroCorp's 2010 Annual Report on Form 10-K and other reports and documents filed from time to time with the SEC.

# MCBI's Core Market Strengths

## Chongqing & Chengdu

**GDP 2010: $206 billion**
**GDP Growth Rate: 17%**
**U.S.- the second largest trading partner**

The largest of the four provincial-level municipalities, and western China's largest inland port, well developed industrial base, especially in metals, minerals and petrochemicals



Chengdu
Chongqing
Xiamen
SICHUAN
YUNNAN
HEILONGJIANG
JILIN
XIZANG ZIZHIQU (Tibet)
WASH.
OREG.
CALIF.
NEV.
UTAH
ARIZ.
N.M.
OKLA.
ARK.
TEX.
MISS.
ALA.
GA.
S.C.
FLA.
ALASKA
HAWAII
P.R.
Dallas
Houston

## Houston & Dallas

China is Texas' **third largest trading partner** and Texas is the **second largest exporting state to China**.

Houston is the **3rd largest city** in the U.S. and the Panama canal expansion will turn Houston into the **largest port city** in the U.S.

## Xiamen

**GDP 2010: $31.5 billion**
**GDP Growth Rate: 15%**
**U.S.- the largest trading partner**

One of the first five special economic zones established and one of the most **important foreign trade ports**

# Dynamic Core Markets

**Texas is a leading center for business in the U.S. and a dynamic hub for international trade...**

## The Investment Capital

- GSP greater than $1.25 trillion
  - 11th largest economy in the world
- Texas led U.S. in total FDI with ~$128 billion invested between 2003-2009
- Leads U.S. in EU commercial property investments at ~$51 billion
- 46th in per capita state tax burden
  - No state personal or corporate income tax
- More Ports of Entry than any other state (28)

## The Innovation Capital

- Ranked third for number of investments into VC backed companies
- Ranked second for number of patents issued
- Home to 900+ biotech and biomed firms
- Largest U.S. producer of energy
- Largest solar, wind and renewable energy capacity
  - Almost 2x California
  - Leading producer of "biodiesel" and biomass energy
  - Produces 27% of total U.S. renewable energy capacity

## The Trade Capital

- $206 billion of exports in 2010 – First in U.S.
  - 44% more than second place California
- Texas port activity has grown 2x as fast as U.S. over last decade
- 317 million metric tons of annual cargo represents 17% of U.S.
- Approx. 50% of all U.S. foreign imports/exports pass through Texas

## Texas Exports By Industry



21%
19%
8%
17%
8%
10%
17%
Chemicals
Computers & Electronics
Petroleum & Coal Products
Machinery
Transportation Equipment
Agriculture & Food
Other

# Dynamic Core Markets

**...with strong and growing relationships in Asia-Pacific, and specifically with China**

## Gateway to Asia

- Bi-lateral trade of $93 billion between Texas and Asia in 2010
  - Exports $40bn / Imports $53bn
- Asia-Pacific accounted for ~12 billion, or 14%, of total Texas FDI
  - $2bn in commercial properties
- U.S affiliates of Asia-Pac companies employed more than 42,000 Texans

## Texas Exports By Region



9%
9%
16%
15%
5%
11%
35%
Canada
Asia(1)
China
Mexico
European Union
Latin America(2)
Other

## Trade with China

- Bi-lateral trade of $29 billion
  - Exports $10bn / Imports $18bn
- Texas' third largest trading partner
  - Houston accounts for 2/3rds of trade business
- Texas exports to China rose by 434% from 2001-2008
- Of $329bn of Texas imports in 2008, China ranked second with $19bn

## Texas – Asia-Pac Trade Flows(3)



$25.0
20.0
15.0
10.0
5.0
0.0
11.1
3.6
8.8
1.6
7.7
1.0
20.2
12.8
5.5
2.7
2.2
0.3
Chemicals
Computers & Electronics
Machinery
Electric Machinery & Equipment
Industrial Machinery
Iron/Steel Products
TX → Asia
TX → China
Asia → TX
China → TX

Source: World Institute for Strategic Economic Research, FRB Dallas. Data as of Q1 2011.

(1) Excludes China
(2) Excludes Mexico
(3) Does not include all product segments traded between Texas and Asia/China.

# *CORE PERFORMANCE*

# *EPS (Diluted) – Quarterly Basis*


$0.20
$0.00
-$0.20
-$0.40
-$0.36
-$0.04
$0.00
$0.09
$0.12
$0.13
$0.13
$0.16
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Q4-2011

# Capital Ratios



18.0%
14.0%
10.0%
6.0%
2007
2008
2009
2010
2011
10.4%
10.2%
13.8%
15.1%
17.3%
9.5%
8.8%
12.5%
13.9%
16.0%
9.2%
8.5%
10.8%
10.8%
12.2%
Leverage ratio
Tier 1 capital ratio
Total risk-based capital ratio

# *Nonperforming Assets*



$ in 000's
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Tt NPA
NPA/Asset %
$9,094
$57,641
$102,867
$92,787
$63,880
0.62%
3.65%
6.47%
5.95%
4.27%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2007
2008
2009
2010
2011

# Total Loans Trend


$ in Millions
$1,400
$1,200
$1,000
$800
$600
$400
$1,202
$1,346
$1,274
$1,144
$1,045
2007
2008
2009
2010
2011
Year-End Balance

# Total Deposits Trend



$ in Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$1,191
$1,269
$1,364
$1,294
$1,252
2007
2008
2009
2010
2011
Year-End Balance

# *Target Objectives for 2012*

- Repay TARP
- Reduce NPA/Total Assets < 3.0%
- Merge MetroBank & Metro United Bank